Exhibit 10.3
November 21, 2007
Brocade Communications Systems, Inc.
1745 Technology Drive
San Jose, CA 95119
Subject: Amendment #10 to Statement of Work #4903RL1112 (“SOW”) dated December 15, 2003
This Amendment #10 “(Amendment”) to Statement of Work # 4903RL1112 (“SOW”) adopts and incorporates by reference the terms and conditions of Goods Agreement # 4999RO0015 (“Agreement”) by and between Brocade Communications Systems, Inc. (“Brocade”) and International Business Machines Corporation (“IBM”). The parties agree to amend the SOW as follows. All other terms and conditions in the Base Agreement and SOW shall remain in full force and effect.
This amendment will be effective when signed by both parties.
1.0 Amendment #9 will not be issued due to an administrative error.
2.0 Replace Section 4 of PUA “Product Price List and Description” in its entirety with the following:
PRODUCT UNIQUE ATTACHMENT
4.0 PART NUMBER UNIQUE TERMS
Section 4.1: PRODUCT PRICE LIST AND DESCRIPTION

Buyer		Fulfillment			Ship
Part	Supplier Part	locations	Product		group		**Software
Number	Number *	(if required)*	Description	Unit Price of Product	adder	Freight	Maintenance	[**]

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Buyer		Fulfillment			Ship
Part	Supplier Part	locations	Product		group		**Software
Number	Number *	(if required)*	Description	Unit Price of Product	adder	Freight	Maintenance	[**]

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Buyer		Fulfillment			Ship
Part	Supplier Part	locations	Product		group		**Software
Number	Number *	(if required)*	Description	Unit Price of Product	adder	Freight	Maintenance	[**]

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Buyer		Fulfillment			Ship
Part	Supplier Part	locations	Product		group		**Software
Number	Number *	(if required)*	Description	Unit Price of Product	adder	Freight	Maintenance	[**]

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Buyer		Fulfillment			Ship
Part	Supplier Part	locations	Product		group		**Software
Number	Number *	(if required)*	Description	Unit Price of Product	adder	Freight	Maintenance	[**]

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Buyer		Fulfillment			Ship
Part	Supplier Part	locations	Product		group		**Software
Number	Number *	(if required)*	Description	Unit Price of Product	adder	Freight	Maintenance	[**]

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Number	Number *	(if required)*	Description	Unit Price of Product	adder	Freight	Maintenance	[**]

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Buyer		Fulfillment			Ship
Part	Supplier Part	locations	Product		group		**Software
Number	Number *	(if required)*	Description	Unit Price of Product	adder	Freight	Maintenance	[**]

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3.0 Amend Section 8.0 “Communications” in the PUA by deleting the section in its entirety and replacing it with the following:
8.0 COMMUNICATIONS
Each party may change its designated coordinators and/or addresses any time by a written notification to the relevant coordinator.
8.1 Business Coordinators.

SUPPLIER	Brocade Communications Systems, Inc	BUYER	IBM Corporation
Name	[**]	Name	[**]
Title	Business Line Executive, IBM	Title	WW Commodity Procurement
Address	1745 Technology Drive San Jose, CA 95110	Address	3039 Cornwallis Road RTP, NC 27709
Phone	[**]	Phone	[**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Fax		Fax	[**]
E-mail	[**]	E-mail	[**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8.2 Technical Coordinators.

SUPPLIER	Brocade Communications Systems, Inc	BUYER	IBM Corporation
Name	[**]	Name	[**]
Title	Technical Development Rep	Title	Development Engineer
Address	1745 Technology Drive San Jose, CA 95110	Address	3039 Cornwallis Road RTP, NC 27709
Phone	[**]	Phone	[**]
Fax		Fax
E-mail	[**]	E-mail	[**]
The parties acknowledge that they have read this Amendment, understand it, and agree to be bound by its terms and conditions. Further, they agree that this Amendment and the subject Agreement are the complete and exclusive statement of the agreement between the parties, superseding all proposals or other prior agreements, oral or written, and all other communications between the parties relating to this subject.
Except as specifically provided for in the foregoing provisions of this Amendment, the SOW shall continue in full force and effect. All capitalized terms defined in the Agreement which are used in this Amendment without further definition shall have the meanings ascribed to them in the Agreement.
Please have your authorized representative indicate acceptance thereof by signing both copies of the Amendment and returning one copy to the attention of Bryn Smith.

ACCEPTED AND AGREED TO:	ACCEPTED AND AGREED TO:
International Business Machines Corporation	Brocade Communications

By: /s/ illegible 1/2/2008	By: /s/ Ian Whiting 7 Jan 2008

IBM Signature Date	Brocade Communications Date
Michael O’Leary	Ian Whiting

Printed Name	Printed Name
GCM	GM, DATA CENTER INFRASTRUCTURE

Title & Organization	Title & Organization
Communications Council

Address:	Address
3039 Cornwallis Rd RTP, NC 27709 USA	1745 Technology Drive San Jose, CA 95110

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ACCEPTED AND AGREED TO:

Brocade Communications Switzerland, SarL

By: /s/ Ulrich Plechschmidt 07-January 2008

Supplier Signature Date

Ulrich Plechschmidt

Printed Name

Vice President, EMEA

Title & Organization